                                                                      EXHIBIT 99

                             VALUEVISION MEDIA, INC.
                               6740 SHADY OAK ROAD
                              MINNEAPOLIS, MN 55344



                                                      Contact Information:
                                                      Heather S. Faulkner
                                                      Director of Communications
                                                      hfaulkner@shopnbc.com
                                                      Phone: 952-943-6736


      VALUEVISION MEDIA ANNOUNCES FINANCIAL RESULTS FOR FIRST QUARTER 2005


FIRST QUARTER RESULTS IN LINE WITH MAY 3RD PRE-RELEASE.

ValueVision Media today announced financial results for its first quarter ended April 30, 2005.

Consolidated net sales for the first quarter were $156 million, down 2% vs. prior year. Net sales from its core TV and Internet business were $152 million, up $0.6 million vs. prior year. Consolidated net loss was $10.7 million in the first quarter compared to a loss of $7.9 million last year. EBITDA, as defined below, was a loss of $6.0 million versus a loss of $3.4 million one year ago.

The Company recorded a first quarter charge of $0.4 million related to long-lived asset impairments of FanBuzz, a wholly owned subsidiary. Additionally, ValueVision recorded a first quarter charge of $0.5 million associated with the elimination of a number of positions primarily at FanBuzz.

EBITDA DEFINED
The Company defines EBITDA as net income (loss) for the respective periods excluding depreciation and amortization expense, interest income (expense), and income taxes. Management views EBITDA as an important alternative operating performance measure because it is commonly used by analysts and institutional investors in analyzing the financial performance of companies in the broadcast and television home shopping sectors. However, EBITDA should not be construed as an alternative to operating income (loss) or to cash flows from operating activities (as determined in accordance with generally accepted accounting principles) and should not be construed as a measure of liquidity. EBITDA, as presented, may not be comparable to similarly entitled measures reported by other companies. Management uses EBITDA to evaluate operating performance and as a measure of performance for incentive compensation purposes.

ABOUT VALUEVISION MEDIA, INC

Founded in 1990, ValueVision Media is an integrated direct marketing company that sells its products directly to consumers through television, the Internet, and direct mail. For more information, please visit www.valuevisionmedia.com or www.shopnbc.com.

FORWARD-LOOKING INFORMATION

This release contains certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are accordingly subject to uncertainty and changes in circumstances. Actual results may vary materially from the expectations contained herein due to various important factors, including (but not limited to): consumer spending and debt levels; interest rates; competitive pressures on sales, pricing and gross profit margins; the level of cable distribution for the Company's programming and the fees associated therewith; the success of the Company's e-commerce and rebranding initiatives; the performance of its equity investments; the success of its strategic alliances and relationships; the ability of the Company to manage its operating expenses successfully; risks associated with acquisitions; changes in governmental or regulatory requirements; litigation or governmental proceedings affecting the Company's operations; and the ability of the Company to obtain and retain key executives and employees. More detailed information about those factors is set forth in the Company's filings with the Securities and Exchange Commission, including the Company's annual report on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K. The Company is under no obligation (and expressly disclaims any such obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

                    VALUEVISION MEDIA, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                 (In thousands except share and per share data)


                                                                                              APRIL 30,             JANUARY 31,
                                                                                                 2005                  2005
                                                                                          -------------------    ------------------
                                                                                              (Unaudited)

                                     ASSETS
Current assets:
      Cash and cash equivalents                                                                     $ 63,682              $ 62,640
      Short-term investments                                                                          39,731                37,941
      Accounts receivable, net                                                                        73,010                79,405
      Inventories                                                                                     59,308                54,903
      Prepaid expenses and other                                                                       5,490                 5,635
                                                                                          -------------------    ------------------
        Total current assets                                                                         241,221               240,524
PROPERTY AND EQUIPMENT, NET                                                                           50,761                52,725
FCC BROADCASTING LICENSE                                                                              31,943                31,943
NBC TRADEMARK LICENSE AGREEMENT, NET                                                                  17,881                18,687
CABLE DISTRIBUTION AND MARKETING AGREEMENT, NET                                                        3,326                 3,550
OTHER INTANGIBLE ASSETS, NET                                                                               -                    68
INVESTMENTS AND OTHER ASSETS                                                                           2,799                 2,799
                                                                                          -------------------    ------------------
                                                                                                   $ 347,931             $ 350,296
                                                                                          ===================    ==================

                      LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
      Accounts payable                                                                              $ 59,458              $ 48,012
      Accrued liabilities                                                                             37,910                41,062
                                                                                          -------------------    ------------------
        Total current liabilities                                                                     97,368                89,074


LONG-TERM CAPITAL LEASE OBLIGATIONS                                                                    1,212                 1,380

SERIES A REDEEMABLE CONVERTIBLE PREFERRED STOCK,
      $.01 PAR VALUE, 5,339,500 SHARES AUTHORIZED; 5,339,500
      SHARES ISSUED AND OUTSTANDING                                                                   43,102                43,030


Shareholders' equity:
      Common stock, $.01 par value, 100,000,000 shares authorized;
        37,094,081 and 37,043,912 shares issued and outstanding                                          371                   370

      Warrants to purchase 7,630,583 shares of common stock                                           46,683                46,683

      Additional paid-in capital                                                                     264,079               264,005

      Deferred compensation                                                                             (295)                 (353)

      Accumulated deficit                                                                           (104,589)              (93,893)
                                                                                          -------------------    ------------------
        Total shareholders' equity                                                                   206,249               216,812
                                                                                          -------------------    ------------------
                                                                                                   $ 347,931             $ 350,296
                                                                                          ===================    ==================

                             VALUEVISION MEDIA, INC.
                                AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                 (In thousands, except share and per share data)
                                   (Unaudited)


                                                                 FOR THE THREE MONTHS ENDED
                                                                          APRIL 30,
                                                              ----------------------------------

                                                                  2005                   2004
                                                              ------------          ------------

Net sales                                                     $    156,163          $    159,197
COST OF SALES                                                      103,780               106,113
                                                              ------------          ------------
    Gross profit                                                    52,383                53,084
                                                              ------------          ------------

OPERATING EXPENSE:
    Distribution and selling                                        51,145                50,802
    General and administrative                                       6,610                 5,675
    Depreciation and amortization                                    5,291                 4,784
    Asset impairments                                                  400                    --
    Employee termination costs                                         528                    --
                                                              ------------          ------------
      Total operating expense                                       63,974                61,261
                                                              ------------          ------------
OPERATING LOSS                                                     (11,591)               (8,177)
                                                              ------------          ------------

OTHER INCOME:
    Other income                                                       255                    --
    Interest income                                                    646                   274
                                                              ------------          ------------
      Total other income                                               901                   274
                                                              ------------          ------------
LOSS BEFORE INCOME TAXES                                           (10,690)               (7,903)

Income tax provision                                                     6                    --
                                                              ------------          ------------

NET LOSS                                                           (10,696)               (7,903)

ACCRETION OF REDEEMABLE
    PREFERRED STOCK                                                    (72)                  (71)
                                                              ------------          ------------

NET LOSS AVAILABLE TO
    COMMON SHAREHOLDERS                                       $    (10,768)         $     (7,974)
                                                              ============          ============

NET LOSS PER COMMON SHARE                                     $      (0.29)         $      (0.22)
                                                              ============          ============

NET LOSS PER COMMON SHARE
      ---ASSUMING DILUTION                                    $      (0.29)         $      (0.22)
                                                              ============          ============

Weighted average number of common shares outstanding:
        Basic                                                   37,077,473            36,640,477
                                                              ============          ============
        Diluted                                                 37,077,473            36,640,477
                                                              ============          ============

RECONCILIATION OF EBITDA TO NET LOSS:


                                                                                    FIRST QUARTER               FIRST QUARTER
                                                                                      30-APR-05                   30-APR-04

EBITDA (AS DEFINED) (000'S) (A)                                                     $      (6,045)              $       (3,393)
                                                                                    ===========================================


A reconciliation of EBITDA to net loss is as follows:

EBITDA, as presented                                                                $      (6,045)              $       (3,393)
Adjustments:
Depreciation and amortization                                                              (5,291)                      (4,784)
Interest income                                                                               646                          274
Income taxes                                                                                   (6)                           -
                                                                                    -------------------------------------------
     Net loss                                                                       $      (10,696)             $        (7,903)
                                                                                    ===========================================




(a)    EBITDA as defined for this statistical presentation represents net income
       (loss) for the respective periods excluding depreciation and amortization expense, interest income (expense) and income taxes. Previous to the second quarter of fiscal 2004, management defined EBITDA as operating income (loss) excluding depreciation and amortization expense, other non-operating income (expense) and income taxes. The change was made to conform to the more common definition of EBITDA. Management views EBITDA as an important alternative operating performance measure because it is commonly used by analysts and institutional investors in analyzing the financial performance of companies in the broadcast and television home shopping sectors. However, EBITDA should not be construed as an alternative to operating income or to cash flows from operating activities (as determined in accordance with generally accepted accounting principles) and should not be construed as a measure of liquidity. EBITDA, as presented, may not be comparable to similarly entitled measures reported by other companies. Management uses EBITDA to evaluate operating performance and as a measure of performance for incentive compensation purposes.

                            VALUE VISION MEDIA, INC.
                            KEY PERFORMANCE METRICS*
                                   (Unaudited)


                                                        ----------------------------------------
                                                                           Q1
                                                            FOR THE THREE MONTHS ENDING 4/30
                                                        ----------------------------------------
                                                             F05            F04           %
                                                             ---            ---           -
PROGRAM DISTRIBUTION
--------------------
   Cable FTE's                                                37,510         35,896           4%
   Satellite FTE's                                            23,325         20,151          16%
                                                        -------------   -----------         ---
Total FTE's (Average 000's)                                   60,835         56,047           9%

Net Sales per FTE (Annualized)                          $       9.97    $     10.79          -8%

Active Customers - 12 month rolling                          770,348        736,370           5%

% New Customers - 12 month rolling                                58%            63%

% Reactivated & Retained - 12 month rolling                       42%            37%

Customer Penetration - 12 month rolling                          1.3%           1.3%

PRODUCT MIX
-----------
   Jewelry                                                        58%            65%
   Apparel                                                         5%             5%
   Health & Beauty                                                 4%             3%
   Computer & Electronics                                         19%            14%
   Fitness                                                         2%             2%
   Home                                                           12%            11%


Shipped Units (000's)                                          1,196          1,316          -9%

Average Price Point - shipped units                     $        183    $       168           9%
                                                        ----------------------------------------


*Includes ShopNBC TV and ShopNBC.com only.